UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2012

Merisel, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-17156	95-4172359
(Commission File Number)	(IRS Employer Identification No.)

127 W. 30th Street, 5th Floor
New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 594-4800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On October 26, 2012, Merisel, Inc. (the “Company”) amended the employment agreement of Terry Tevis, its Chief Executive Officer and President, to provide that effective November 1, 2012, his compensation shall consist of (i) $10,000 a month in cash and (ii) $10,000 a month in deferred compensation.  Except for this amendment, all other provisions of the agreement remain in effect.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2012, Joseph Yang tendered his resignation from the Board of Directors.

The disclosure under Item 1.01 above concerning Terry Tevis’ compensation is hereby incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MERISEL, INC.

Date: November 6, 2012	By:	/s/ Victor L. Cisario
Victor L. Cisario Chief Financial Officer